UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Palmetto Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 15, 2004

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Palmetto Bancshares, Inc. to be held on April 20, 2004, at 3:00 p.m. at the Company’s Corporate Center, 301 Hillcrest Drive, Laurens, South Carolina.

The following Notice of the Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting of Shareholders. Directors and officers of Palmetto Bancshares, Inc., as well as representatives of Elliott Davis, LLC, the Company’s independent auditors, will be present to respond to any questions shareholders may have. In addition, Elliott Davis, LLC representatives will have the opportunity to make a statement if they so desire.

To ensure proper representation of your shares at the Annual Meeting of Shareholders, please complete, sign, date, and return the enclosed Proxy Card as soon as possible, even if you currently plan to attend the Annual Meeting of Shareholders. This will not prevent you from voting in person but will ensure that your vote will be counted in the event that you are unable to attend.

Sincerely,

L. LEON PATTERSON

Chairman and

Chief Executive Officer

PALMETTO BANCSHARES, INC.

301 HILLCREST DRIVE

POST OFFICE BOX 49

LAURENS, SOUTH CAROLINA 29360

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 20, 2004

To the Shareholders of Palmetto Bancshares, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Palmetto Bancshares, Inc. will be held on April 20, 2004, at 3:00 p.m. at the Company’s Corporate Center, 301 Hillcrest Drive, Laurens, South Carolina 29360 for the following purposes:

1.	To elect four Directors of Palmetto Bancshares, Inc.; and

2.	To consider and act upon other matters as may properly come before the Annual Meeting of Shareholders or any adjournment thereof. The Board of Directors of Palmetto Bancshares, Inc. is not aware of any other business to come before the Annual Meeting of Shareholders.

Any action may be taken on the foregoing proposals at the Annual Meeting of Shareholders on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting of Shareholders may be adjourned. Pursuant to South Carolina’s Business Corporation Act, March 5, 2004 has been set as the record date for the determination of holders of common stock entitled to notice and to vote at the Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof.

To ensure proper representation of your shares at the Annual Meeting of Shareholders, please complete sign, date, and return the enclosed Proxy Card, which is solicited by the Board of Directors of Palmetto Bancshares, Inc., as soon as possible, even if you currently plan to attend the Annual Meeting of Shareholders. This will not prevent you from voting in person but will ensure that your vote will be counted in the event that you are unable to attend.

By Order of the Board of Directors,

TERESA M. CRABTREE

Corporate Secretary

Laurens, South Carolina

March 15, 2004

PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND MAIL IT IN THE POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS. IF YOU WISH, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS.

PALMETTO BANCSHARES, INC.

301 HILLCREST DRIVE

POST OFFICE BOX 49

LAURENS, SOUTH CAROLINA 29360

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 20, 2004

Palmetto Bancshares (“Bancshares”) is a bank holding company headquartered in Laurens, South Carolina, which, when combined with its wholly-owned subsidiary, The Palmetto Bank (the “Bank”), and the Bank’s wholly-owned subsidiary, Palmetto Capital, Inc. (“Palmetto Capital”), is collectively Palmetto Bancshares, Inc. (the “Company”). This Notice of Annual Meeting of Shareholders (the “Meeting”), Proxy Statement and Proxy Card (collectively the “Proxy Materials”) are being furnished to shareholders in connection with a solicitation of proxies by the Board of Directors (the “Board”) of Palmetto Bancshares, Inc. This solicitation is being made in connection with the Annual Meeting of Shareholders to be held on April 20, 2004, at 3:00 p.m. at the Company’s Corporate Center, 301 Hillcrest Drive, Laurens, South Carolina 29360. The enclosed Proxy Materials are being mailed on or about March 15, 2004.

VOTING AND PROXY PROCEDURES

Shareholders Entitled to Vote

Shareholders of record as of the close of business on March 5, 2004 (the “Voting Record Date”) are entitled to one vote for each share of $5.00 par value common stock (the “Common Stock”) of the Company then held. Shares may be voted in person or by proxy. As of the close of business on the Voting Record Date, the Company had 6,265,440 shares of Common Stock outstanding and entitled to vote.

Quorum

The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

Vote Required

Directors will be elected by a plurality of votes cast at the Meeting. Shareholders do not have the right to cumulate their votes for Directors. Abstentions and broker non-votes with respect to nominees for Director will not be considered to be either affirmative or negative votes.

Proxies and Proxy Revocation Procedures

The Company’s Board solicits proxies so that each shareholder has the opportunity to vote on each proposal being considered at the Meeting. The Company will bear the cost of this proxy solicitation, including the cost of preparing, handling, printing, and mailing these Proxy Materials. Proxies will be solicited principally through these Proxy Materials. Banks, brokers, and other custodians are requested to forward Proxy Materials to their customers where appropriate, and the Company will reimburse such banks, brokers, and custodians for their reasonable out-of-pocket expenses incurred in conjunction with the sending of Proxy Materials to beneficial owners of the shares.

When proxies are returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the Proxy Card. Where no instructions are indicated, proxies will be voted FOR the nominees for Directors set forth within this Proxy Statement and in the best judgment of the proxy holders on any other matter that may properly come before the Meeting and any adjournments and on matters incident to the conduct of the Meeting. If a shareholder of record attends the Meeting, he or she may vote in person.

Shareholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Corporate Secretary of the Company or by filing a later dated and signed proxy prior to a vote being taken on the proposals at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder in attendance may request to vote in person, thereby revoking a prior granted proxy.

NAMED EXECUTIVE OFFICERS

The following persons represent the Company’s Chief Executive Officer and the two most highly compensated executive officers (with salary and bonus over $100,000) during fiscal year 2003 (the “Named Executive Officers”). Such individuals are also executive officers of the Company. The Company’s Named Executive Officers are appointed by the Board of Directors and serve at the pleasure of the Board.

Name	Age	Company Offices Held(1)	Company Officer Since
L. Leon Patterson	62	Chief Executive Officer	1982

Paul W. Stringer	60	President and Chief Operating Officer	1982

Ralph M. Burns, III	53	Treasurer	1990

(1)	As of December 31, 2003

Business Experience of Named Executive Officers

Mr. Patterson’s business experience is set forth under Proposal 1—Election of Directors herein.

Mr. Stringer’s business experience is set forth under Proposal 1—Election of Directors herein.

Mr. Burns has served as Treasurer of the Company since April 1998. Mr. Burns served as a Vice President of the Company from April 1990 until April 1998. Mr. Burns also has served as Executive Vice President of The Palmetto Bank since September 1999. From January 1982 until September 1999, he served as Senior Vice President and Cashier of The Palmetto Bank, from January 1978 to December 1981, he served as Assistant Vice President and Cashier of The Palmetto Bank, and from January 1976 to December 1977, he served as Assistant Cashier of The Palmetto Bank.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Persons and groups owning in excess of five percent of the Company’s Common Stock are required to file certain reports with the Securities and Exchange Commission (“SEC”) disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended (“1934 Act”). Based upon such reports the Company knows of no person who, or group that, owns beneficially more than 5% of the outstanding shares of Common Stock of the Company as of March 5, 2004, except as set forth below. (Unless otherwise noted, each person or group has sole voting power and sole investment power with respect to shares listed.)

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
L. Leon Patterson	560,181	(1)	8.94%
301 Hillcrest Drive
Laurens, South Carolina 29360

Palba and Company	341,167	(2)	5.45%
301 Hillcrest Drive
Laurens, South Carolina 29360

(1)	The number of shares shown as beneficially owned by Mr. Patterson includes 31,490 shares in his 401(k) account, 54,514 shares owned by Mr. Patterson’s, wife and 10,187 shares owned by Mr. Patterson’s wife and her mother. Mr. Patterson disclaims beneficial ownership of the two latter. Such ownership includes 27,400 unissued shares that can be acquired by the exercise of stock options on or before May 5, 2004.

(2)	The number of shares shown as beneficially owned by Palba and Company represents shares managed by the Company’s trust department for customers.

The table below is furnished as of March 5, 2004 as to the Company’s Common Stock owned beneficially or of record by each of the Directors individually, by the Named Executive Officers individually, and by all Directors and Named Executive Officers of the Company as a group. Unless otherwise noted, each person has sole voting power and sole investment power with respect to shares listed.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Employee Directors
L. Leon Patterson	560,181	(2)	8.94%
Paul W. Stringer	85,858	(3)	1.37%
Non-Employee Directors
James M. Shoemaker, Jr.	19,200		(4)
John T. Gramling, II	19,000	(5)	(4)
W. Fred Davis, Jr.	52,945	(6)	(4)
David P. George, Jr.	13,511	(7)	(4)
J. David Wasson, Jr.	12,800	(8)	(4)
Michael D. Glenn	14,730	(8)	(4)
Ann B. Smith	6,200	(9)	(4)
Edward K. Snead, III	17,120	(10)	(4)
William S. Moore	19,500	(11)	(4)
Sam B. Phillips, Jr.	29,988	(7)	(4)
Named Executive Officer
Ralph M. Burns, III	55,782	(12)	(4)
Directors and Named Executive Officer as a Group (13 persons)	906,815	(1)	14.47%

(1)	Beneficial ownership consists of shares owned directly or indirectly, whether or not such beneficial owner disclaims beneficial ownership, as well as shares underlying options or other rights to acquire the shares that are currently exercisable or that will be exercisable on or before May 5, 2004. Please also refer to footnotes 2-3 and 5-12.

(2)	The number of shares shown as beneficially owned by Mr. Patterson includes 31,490 shares in his 401(k) account, 54,514 shares owned by Mr. Patterson’s, wife and 10,187 shares owned by Mr. Patterson’s wife and her mother. Mr. Patterson disclaims beneficial ownership of the two latter. Such ownership includes 27,400 unissued shares that can be acquired by the exercise of stock options on or before May 5, 2004.

(3)	The number of shares shown as beneficially owned by Mr. Stringer includes 25,858 shares in the 401(k) account of Mr. Stringer and 20,000 unissued shares that can be acquired by the exercise of stock options on or before May 5, 2004.

(4)	Each of these persons owns less than one percent of the outstanding shares of common stock of the Company as of the date referenced.

(5)	Includes 4,000 unissued shares that can be acquired by the exercise of stock options on or before May 5, 2004.

(6)	The number of shares beneficially owned by Mr. Davis includes 2,794 shares owned by his wife. Mr. Davis disclaims beneficial ownership of these shares. Also included are 5,000 unissued shares that can be acquired by the exercise of stock options on or before May 5, 2004.

(7)	Includes 3,000 unissued shares that can be acquired by the exercise of stock options on or before May 5, 2004.

(8)	Includes 5,000 unissued shares that can be acquired by the exercise of stock options on or before May 5, 2004.

(9)	The number of shares beneficially owned by Ms. Smith includes 500 shares in trust accounts for each of her two sons, as to which she acts as custodian. Ms. Smith disclaims beneficial ownership of the trust account shares. Also included are 1,000 unissued shares that can be acquired by the exercise of stock options on or before May 5, 2004.

(10)	The number of shares shown as beneficially owned by Mr. Snead includes 3,534 shares total in separate trust accounts for his two sons and one daughter, as to which he acts as Custodian. The number of shares also includes 1,410 shares owned by Mr. Snead’s wife. Mr. Snead disclaims beneficial ownership of the trust account shares and the shares owned by his wife. Also included are 5,000 unissued shares that can be acquired by the exercise of stock options on or before May 5, 2004.

(11)	The number of shares beneficially owned by Mr. Moore includes 600 shares each in trust accounts for the benefit of Mr. Moore’s son and daughter. Mr. Moore disclaims beneficial ownership of these shares.

(12)	The number of shares shown as beneficially owned by Mr. Burns includes 16,342 shares in the 401(k) account of Mr. Burns and 14,600 unissued shares that can be acquired by the exercise of stock options on or before May 5, 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires certain officers of the Company, its Directors, and persons who beneficially own more than ten percent of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company’s Named Executive Officers, Directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all 16(a) forms they file or that are filed on their behalf.

The Commission has established specific dates for such reporting, and the Company is required to report in this Proxy Statement any failure to file by the established dates during 2003. Based solely on a review of the reports and written representations provided to the Company by the above-referenced persons, the Company believes that with respect to the fiscal year ended December 31, 2003, all filing requirements applicable to its reporting officers, Directors and greater than ten percent beneficial owners were timely with the except of six forms filed on behalf of L. Leon Patterson, Director and Chief Executive Officer, each of which reported one transaction.

COMPENSATION OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Director Compensation

During the year ended December 31, 2003, both management and non-management members of the Company’s Board each received monthly fees of $750 and an annual retainer of $5,000 for service provided as a Director of the Company. Directors of Palmetto Bancshares, Inc. also serve as Directors on the Bank’s Board. The Directors receive no additional compensation related to their service on the Bank Board.

If a Director misses more than one Directors’ meeting and such absences are not excused by the Company, the Company reduces the Director’s fee by $750 for each unexcused absence. In 2003, there were no unexcused absences, and all Directors received the full annual fee. The Company feels that these payments are an appropriate reflection of the Directors’ service and the number of Directors’ meetings attended.

Certain key employees and Directors of the Company are eligible to participate in the 1997 Stock Compensation Plan. For the year ended December 31, 2003, all of the Company’s Directors participated in the Plan. These non-management Directors exercised 8,000 shares during the year ended December 31, 2003. At December 31, 2003, 33,000 options were outstanding in the name of non-management Directors, 3,000 of which were not fully vested.

Management Remuneration

The following table presents information relating to total compensation paid by the Company during the last three calendar years to the Named Executive Officers. All compensation is paid by The Palmetto Bank. The bonus category reflects earned incentive bonuses awarded for performance during the listed fiscal year but paid in the subsequent fiscal year.

Name and Principal Position*	Year	Annual Compensation			All Other Compensation (3) ($)
		Salary ($)	Bonus ($)	Other Compensation ($) (1) (2)
L. Leon Patterson,	2003	320,320	150,550	17,000	124,981
Director, Chairman of the Board	2002	308,000	138,600	14,000	58,981
and Chief Executive Officer	2001	280,000	119,000	14,000	47,731

Paul W. Stringer,	2003	290,000	136,300	17,000	72,877
Director, President and	2002	275,000	123,750	14,000	45,127
Chief Operating Officer	2001	250,000	106,250	14,000	34,877

Ralph M. Burns, III,	2003	122,000	57,340	-0-	1,933
Treasurer	2002	115,000	51,975	-0-	648
	2001	110,000	46,750	-0-	-0-

* As of December 31, 2003

(1)	Included in Other Annual Compensation for Mr. Patterson and Mr. Stringer are annual fees they received for their service as Directors as well as the annual retainer.

(2)	Certain amounts may have been expended by the Company that may have had value as a personal benefit to the Named Executive Officer. However, the total value of such benefits did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of such Named Executive Officer.

(3)	These amounts are comprised of premiums paid by the Company on behalf of Mr. Patterson, Mr. Stringer, and Mr. Burns with respect to life insurance not generally available to all Company employees.

Stock Option Grants

The Company maintains a stock option plan that provides discretionary awards of options to purchase Common Stock to officers and employees as determined by the Board of Directors. There were no option grants to the Named Executive Officers during the year ended December 31, 2003.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information with respect to options exercised during the year ended December 31, 2003 and remaining unexercisable at the end of the fiscal year, for the Named Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at 2003 Fiscal Year-End (#)	Value of Unexercised In-the-Money Options at 2003 Fiscal Year-End ($) (1)
			Exercisable/ Unexercisable	Exercisable/ Unexercisable
L. Leon Patterson	700	7,875	27,400/-0-	349,355/-0-
Paul W. Stringer	4,000	45,000	20,000/-0-	255,000/-0-
Ralph M. Burns, III	-0-	-0-	14,600/-0-	186,150/-0-

(1)	Based on the difference between the option exercise price and the current market price of the Company’s stock at December 31, 2003.

Defined Benefit Pension Plan

The following table sets forth the estimated annual benefits (in single-life annuity amounts) payable upon normal retirement in fiscal year 2003 to participants whose highest average five-year earnings and years of service are as listed. The table assumes integration at the current wage base of $87,000. At the end of 2003, the Named Executive Officers of the Company had the following final average compensation credited for purposes of the pension plan and number of years of service: Mr. Patterson, $366,294, 36 years; Mr. Stringer, $323,370, 34 years; and Mr. Burns, $146,300, 28 years.

	Years of Service
Remuneration	20	25	30	35
$100,000	$30,578	$38,223	$45,867	$53,512
120,000	37,778	47,223	56,667	66,112
140,000	44,978	56,223	67,467	78,712
160,000 + up	52,178	65,223	78,267	91,312

The pension plan covers base salary and any bonuses. There is no variation between the compensation covered by the pension plan and the amounts listed in the Summary Compensation Table. The benefits of the Pension Plan are based on straight-life annuity amounts and are not subject to any deduction for Social Security or other offset amounts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

James M. Shoemaker, Jr., Sam B. Phillips, Jr., William S. Moore, and J. Davis Wasson, Jr. served on the Company’s Compensation Committee during the entirety of 2003. None of the members of the Committee has served as an officer of the Company, and none has had any interlocking relationships, as defined by SEC regulations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Transactions of Management and Others

The Company’s subsidiary is subject to certain restrictions on extensions of credit to Named Executive Officers, Directors, and principal shareholders, or any related interest of such persons. Extensions of credit must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Aggregate limitations on extensions of credit also may apply. The Company’s subsidiary is also subject to certain lending limits and restrictions on overdrafts to such persons.

In addition, federal securities laws restrict the Company’s subsidiary from making personal loans to or for any Director or executive officer of the Company, although this restriction does not prohibit loans that are either (1) made in the ordinary course of the Company’s consumer credit business and that are of a type and on terms generally made available by the Company to the public or (2) subject to certain Federal Reserve insider lending restrictions. Although determined to be in the normal course of business, certain of the Company’s Directors and Named Executive Officers are also customers of the Company and its subsidiary who, including their related interests, were indebted to the Bank in the approximate amounts of $8.8 million and $6.3 million at December 31, 2003 and 2002, respectively. From January 1, 2003 through December 31, 2003, these Directors and Named Executive Officers and their related interests borrowed $9.2 million and repaid $6.7 million. A portion of these new and repaid loans are the result of refinancing activity during the year. In the opinion of Management, these loans do not involve more than the normal risk of collectibility and were consummated on terms equivalent to those that prevail in arm’s-length transactions.

Certain Business Relationships

During the twelve-month period ended December 31, 2003, the Company retained Wyche Burgess Freeman and Parham PA, at which the Company’s Director James M. Shoemaker, Jr. is an attorney specializing in securities, corporate, commercial transactions, and mergers and acquisitions law, in regard to various legal matters. Also during the twelve-month period ended December 31, 2003, the Company retained Glenn, Haigler, McClain & Stathakis, LLP, at which the Company’s Director Michael Glenn is an attorney providing legal representation to individual and business clients in state and federal court cases, in regard to various legal matters. In neither case did the Company’s payment of fees to these firms exceed five percent of the firm’s gross revenues for 2003 nor did fees paid exceed five percent of the Company’s gross revenues for 2003.

From time to time the Company makes payments to related parties for property or services. However, no such payments exceeded five percent of the Company’s gross revenues for 2003. In these cases, transactions were consummated on terms equivalent to those that prevail in arm’s-length transactions.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

General

The Board conducts its business through meetings of the Board and through its committees. During the fiscal year ended December 31, 2003, the Board held 11 meetings. No Director of Palmetto Bancshares attended less than 75 percent of the total meetings of the Board and committee meetings on which such Board member served during this period for the Company.

On November 4, 2003, the Securities and Exchange Commission approved final amendments to the New York Stock Exchange (“NYSE”) and NASDAQ corporate governance listing standards. Some of the principal new requirements for both NYSE and NASDAQ companies relate to committees of the Board of Directors. Although the Company is not listed on either of these exchanges, the Company has chosen to adopt voluntarily a number of these requirements as “best practices.”

The Audit Committee of the Board of Directors, composed of Messrs. Davis (chairman), Moore, Phillips, and Wasson, meets as deemed necessary to monitor the integrity of the financial reporting process and systems of internal controls regarding finance, accounting, regulatory, and legal compliance, to appoint, compensate, and oversee the work of the external auditors employed for the purpose of preparing an audit report or related work, to provide an avenue of communication among the external auditors, management, employees, the internal auditing department, and the Board of Directors, and to review the independent audit plan for and results of the auditing engagement. This Committee met formally two times during the year ended December 31, 2003. All members of the Audit Committee are independent under applicable NYSE listing standards and SEC regulations.

The Board of Directors has a Compensation Committee that reviews the Company’s compensation policies and benefit plans and makes recommendations regarding members of Senior Management’s, who are designated each year by the Compensation Committee (“Senior Management”), compensation. The Compensation Committee is currently comprised of Messrs. Moore, Phillips, Shoemaker (chairman), and Wasson. The Compensation Committee met three times during 2003. All members of the Compensation Committee are independent under applicable NYSE listing standards and SEC regulations.

The Board of Directors created a Corporate Governance and Nominating Committee of the Board of Directors during its January 2004 Board of Directors meeting. Prior to this time, the entire Board of Directors performed the functions typically performed by a Corporate Governance and Nominating Committee. At the February 2004 Board of Directors meeting, Messrs. Glenn, Patterson, Shoemaker, and Stringer, and Ms. Smith were appointed to this Committee. Mr. Glenn, Mr. Shoemaker and Ms. Smith are independent under applicable NYSE listing standards. A charter is currently being drafted for this Committee, which is anticipated to include topics including, but not limited to, purpose, composition, meetings, responsibilities and duties, and authority. In addition, the Committee is anticipated to consider and adopt policies relating to minimum standards and necessary qualities for Director nominees, the process for identifying and evaluating candidates for nomination, and the consideration of Director candidates recommended by shareholders, among other things.

Audit Committee Report

Committee Composition and General Committee Information

The Audit Committee of the Company’s Board of Directors is composed of four non-employee Directors and operates under a written charter adopted by the Board on January 16, 2001 and amended on August 20, 2002. The charter is attached as Appendix A. The Directors who constitute the Audit Committee are W. Fred Davis, Jr., (Chairman), Sam B. Phillips, Jr., William S. Moore, and J. David Wasson, Jr.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. One of the Audit Committee’s responsibilities is to monitor and oversee these processes. Other duties and responsibilities of the Audit Committee are to monitor (i) the integrity of the Company’s financial statements, including the financial reporting process and systems of internal controls regarding finance and accounting; (ii) the compliance by the Company with legal and regulatory requirements; and (iii) the independence and performance of the Company’s internal and external auditors. A full listing of the committee’s responsibilities may be reviewed as included within the committee’s charter at Appendix A.

The Audit Committee has met and held discussions with management and the independent accountants regarding the financial statements for the year ended December 31, 2003. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statements of Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications. The Company’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee has also received information regarding non-audit services to be performed and has considered whether the provision of these non-audit services by the independent accountants to the Company is compatible with maintaining the independence of the accountants. Services to be provided by Elliott Davis, LLC to the registrant are preapproved by the Audit Committee or its designee as required by sections 201 and 202 of the Sarbanes Oxley Act of 2002 to ensure that such services would not impair the registered audit firm’s independence in regard to the Company.

The Audit Committee also selects, subject to Board approval, the Company’s independent accountants. After reviewing the independence and performance of Elliott Davis, LLC during the 2003 year-end audit and discussing related significant issues with them, the Audit Committee recommended to the Board of Directors, and the Board approved, the reappointment of Elliott Davis, LLC as Palmetto Bancshares, Inc.’s independent auditors for 2004.

Audit Committee

W. Fred Davis, Jr., Chairman

Sam B. Phillips, Jr.

William S. Moore

J. David Wasson, Jr.

Financial Expert

Although the Board of Directors has determined that the Audit Committee of Palmetto Bancshares, Inc. does not have an “audit committee financial expert” as that term is defined by applicable SEC rules, the Board believes that the current members of the Audit Committee are fully capable of satisfying their audit committee responsibilities, based on their experience and background. As a group, Audit Committee members have the ability to assess the general application of generally accepted accounting principles in connection with the accounting for estimates, accruals, and reserves; have experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements; have experience actively supervising one or more persons engaged in such activities; have an understanding of internal controls and procedures for financial reporting; and have an understanding of audit committee functions. All four Audit Committee members serve or have served as president, owner, and / or chief executive officer of nonaffiliated companies with significant financial oversight responsibilities and have a clear understanding of generally accepted accounting principles and financial statements. In addition, all four Audit Committee members have served several terms on the Audit Committee of the Company.

Independence Matters

Although the Company is not listed on a national exchange such as the NYSE or NASDAQ, the Company ensures that each member of the Audit Committee is independent under applicable NYSE listing standards as a best practice. All members of the Audit Committee are independent under both the NYSE’s listing standards and the SEC’s independence standards.

The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

Auditing and Related Fees

The following table presents fees for professional audit services rendered by Elliott Davis, LLC for the audit of the Company’s annual financial statements for fiscal 2003 and 2002 and fees billed for other services rendered by Elliott Davis, LLC. There were no fees billed for professional services described in Paragraph (c)(4) of Rule 2-01 of Regulation S-X rendered by Elliott Davis, LLC for the most recent fiscal year.

	2003	2002
Audit Fees	65,395	63,400
Audit Related Fees (1)	15,800	14,300

Audit and Audit Related Fees	81,195	77,700
Tax Fees (2)	9,200	8,900
All Other Fees (3)	9,000	5,800

Total Fees	99,395	92,400

(1)	Audit related fees consisted principally of fees for audits of the Company’s 401k plan, pension plan, and welfare plan.

(2)	Tax fees consisted of fees for tax consultation and tax compliance services.

(3)	All other fees paid for professional services rendered related to the Federal Deposit Insurance Corporation Improvement Act and the registered audit firm’s registration with the PCAOB.

The Audit Committee amended its charter in August 2002 to include, among other things, a requirement that all services from the outside independent auditors be pre-approved by the Audit Committee or one member of the Audit Committee designated by the Audit Committee to act on its behalf. Matters approved by this designee must be communicated to the Audit Committee at the next meeting. The Audit Committee, or its designee, pre-approved 100 percent of the engagements related to the audit of the Company and other audit related engagements including, but not limited to, tax engagements relating to fiscal 2003.

Based upon the reports by, and discussions with, management and the independent accountants and the Audit Committee’s review of the representations of management and the report of the independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

Representatives of Elliott Davis, LLC will be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions that the shareholders may have.

Compensation Committee Report

The Company’s Compensation Committee is comprised of four non-employee Directors. All of the members of the Company’s Compensation Committee are independent under applicable NYSE listing standards. The Company’s Compensation Committee is responsible for establishing and monitoring compensation and benefit plan policies of the Company and makes recommendations regarding the Company and its subsidiary’s employees including Senior Management. Management of the Company evaluates the performance of employees of the Company and its subsidiary. Resulting salary increases are recommended to the Compensation Committee based on these evaluations. The Compensation Committee reviews the evaluations and recommends to the Board of Directors the salaries for the coming year. The Compensation Committees’ considerations include management skills, long-term performance, shareholder returns, operating results, asset quality, asset-liability management, regulatory compliance, and unusual accomplishments as well as economic conditions and other external events that affect the operations of the Company and its subsidiary. Compensation policies must promote the attraction and retention of highly qualified executives and the motivation of these executives to achieve financial and other goals that result in the success of the Company and its subsidiary and the enhancement of long-term shareholder value. The Board sets base salaries after recommendation by the Compensation Committee. Salaries are intended to reflect individual performance and responsibility and to represent compensation believed by the Compensation Committee to be appropriate for the Company and its subsidiary’s employees including Senior Management.

The Compensation Committee believes that compensation arrangements should be structured so as to provide competitive levels of compensation that integrate pay with the Company’s performance goals.

The Company has in place a Senior Management Incentive Plan (the “Bonus Plan”), which establishes a point system for determining incentive cash awards based on the extent to which the Company meets certain performance goals adopted by the Compensation Committee. The Bonus Plan provides that the members of Senior Management who are designated each year by the Compensation Committee (“Senior Management”), which includes the Named Executive Officers, will receive up to 50% of their base salary in incentive cash compensation if 100% of the performance goals are met and exceeded by specified amounts. For 2003, the Compensation Committee adopted seven performance goals, including return on assets, return on equity, net interest margin, net overhead ratio, net charge-off ratio, deposit growth, and loan growth. Company performance is an integral part in determining the compensation of Senior Management. Assuming that 100% of the performance goals are met each year, approximately 33.3% of Senior Management’s total compensation will consist of incentive payments made pursuant to the Bonus Plan. In 2003, Senior Management earned bonuses equal to 47% of their base salary at December 31, 2003, pursuant to the Bonus Plan.

The Company also has in place a Board approved Officer Incentive Compensation Plan (the “Officer Incentive Plan”) which also establishes a point system for determining incentive cash awards based on the extent to which the Company and its employees meet standards of measurement developed annually and adopted by the Compensation Committee. The purpose of the plan is to share the rewards of excellent performance with those officers who provide knowledge and direction to Company and its subsidiary and work to accomplish results that are above expectations. The Officer Incentive Plan provides that officers of the Company and its subsidiary will receive up to 25% of their base salary in incentive cash compensation if 100% of the performance goals are met and exceeded by specified amounts. Any incentive awards are supplements to annual compensation.

In addition to salaries and incentive bonus plans, the Company’s compensation plan includes contributions to the Company’s defined benefit pension plan for eligible employees, matching contributions to the 401(k) Plan for eligible and participating employees, long-term disability benefits, a flexible benefit plan, as well as medical, dental, and vision benefits in which Company and its subsidiary’s employees participate. Additionally, stock options are awarded periodically based on performance, length of service and salary grades in accordance with the 1997 Stock Compensation Plan. The Compensation Committee believes that awards of stock options provide increased motivation to work for the success of the Company thereby increasing personal financial success. All options granted to executives and employees are exercisable at the market price of the Company’s stock on the date of grant. Named Executive Officers also may have received perquisites in connection with their employment. However, such perquisites totaled less than 10% of their cash compensation, on a case-by-case basis, in 2003. The foregoing benefits and compensation are not directly or indirectly tied to Company performance.

Mr. Patterson’s 2003 Compensation

Mr. Patterson’s 2003 compensation consisted of a base salary, cash bonus, split-dollar life supplemental life insurance policies, and certain perquisites (which did not exceed the lesser of $50,000 and 10% of his base salary and bonus) that were available generally to all employees. Mr. Patterson’s base salary was $320,320 in 2003, as recommended by the Compensation Committee of the Board of Directors. Mr. Patterson also received $17,000 for his service as a Director of the Company, which is included in the Summary Compensation Table within the “Other Compensation” column. Mr. Patterson’s cash bonus was determined in accordance with the Bonus Plan discussed above and totaled 47% of his base salary, or $150,550, for 2003.

When determining Mr. Patterson’s base salary, the Compensation Committee considers comparable executives salaries at financial institutions of comparable size. The variable component of Mr. Patterson’s compensation package is paid in conjunction with the Company’s Bonus Plan available to members of Senior Management. This Bonus Plan, as discussed above in Compensation Committee Report, establishes a point system for determining incentive cash awards based on the extent to which the Company meets certain performance goals adopted by the Compensation Committee.

This Compensation Committee Report is submitted by the Compensation Committees of the Board of Directors.

Compensation Committee

James M. Shoemaker, Jr., Chairman

Sam B. Phillips, Jr.

William S. Moore

J. David Wasson, Jr.

Corporate Governance Principles

The Company and its subsidiary are committed to establishing and maintaining high standards of corporate governance. The Company’s Senior Management, the Corporate Governance and Nominating Committee, and the Board of Directors are in the process of working together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of the Company’s shareholders and employees. These initiatives are intended to comply, on a voluntary, best practices basis, with the applicable NYSE listing standards relating to corporate governance principles.

Shareholder Communications to Directors and Director Attendance Policy

The Company does not currently have a procedure for shareholder communications with Directors. However, the Board believes that such a policy would be helpful to the Company and its shareholders and anticipates creating one in the near future. The Board is also considering and anticipates implementing a policy to formalize the Company’s expectation that Directors regularly attend the Company’s annual shareholder meetings. At the 2003 Annual Meeting of Shareholders, all Directors were in attendance.

Code of Business Conduct and Ethics

The Company has a code of ethics that each employee of the Company and its subsidiary reaffirm to on an annual basis and that satisfies many, but not all, of the elements of a “code of ethics” as defined in SEC regulations. The code of ethics addresses topics including, but not limited to, confidential information, personal investments, gifts and fees, outside activities, undesirable business, competition, and administration of the plan for all employees. In conjunction with an upcoming annual review, which typically takes place during the second quarter, the Company intends to amend its code of ethics to conform to applicable SEC standards.

PERFORMANCE GRAPH

Set forth below is a graph comparing the total returns (assuming reinvestment of dividends) of the Company’s Common Stock, the S&P 500 Index, and the NASDAQ OTC Bank Index. The graph assumes $100 invested on December 31, 1998 in the Company’s Common Stock and in each of the indices.

Cumulative Total Return

	12/98	12/99	12/00	12/01	12/02	12/03
Palmetto Bancshares, Inc.	100.00	100.00	103.85	114.96	148.29	155.79
S & P 500	100.00	119.53	109.39	96.34	72.98	99.36
NASDAQ Bank	100.00	92.02	106.69	116.77	121.28	151.22

PROPOSAL 1—ELECTION OF DIRECTORS

The Board is currently composed of twelve members divided into three classes of Directors with each class being elected for staggered three-year terms. Messrs. W. Fred Davis, Jr., David P. George, Jr., and Michael D. Glenn, and Ms. Ann B. Smith have been nominated for election as Directors of the Company, each to serve three-year terms, or until their respective successors have been elected and qualified. All nominees are current members of the Board, and each has consented to being named in this Proxy Statement and to serving as a Director on the Board, if elected. At this time, the Board knows of no reason why any nominee might be unavailable or unable to serve. However, should any Nominee become unable to accept nomination or election, it is the intention of the person named in the Proxy, unless otherwise specifically instructed in the Proxy, to vote for the election of such other persons as management may recommend.

THE BOARD OF DIRECTORS, INCLUDING BOTH MANAGEMENT AND NON-MANAGEMENT DIRECTORS, RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY. Unless authority to vote with respect to the election of one or more Nominees is “WITHHELD,” it is the intention of the persons named in the accompanying Proxy to vote such Proxy for the election of these Nominees. Directors will be elected by a plurality of votes cast at the Meeting. Shareholders do not have the right to cumulate their votes for Directors. Abstentions and broker non-votes with respect to Nominees (as defined below) will not be considered to be either affirmative or negative votes.

The following table sets forth certain information regarding the nominees for election at the Meeting as well as information regarding those Directors continuing in office after the Meeting.

Name	Age(1)	Position or Office with the Company(3)	Director Since
Nominees For Directors
		Terms to expire in 2007(2)
W. Fred Davis, Jr.	60	Director	1978
David P. George, Jr.	63	Director	1973
Michael D. Glenn	63	Director	1994
Ann B. Smith	43	Director	1997

Directors Continuing In Office
		Terms expiring in 2006
L. Leon Patterson	62	Director, Chairman of the Board and Chief Executive Officer, Palmetto Bancshares, Inc.	1971
J. David Wasson, Jr.	58	Director	1979
Sam B. Phillips, Jr.	62	Director	2000
William S. Moore	58	Director	1997

		Terms expiring in 2005
John T. Gramling, II	62	Director	1984
James M. Shoemaker, Jr.	71	Director	1984
Paul W. Stringer	60	Director, Chairman of the Board and Chief Executive Officer, The Palmetto Bank	1986
Edward K. Snead, III	44	Director	1997

(1)	As of December 31, 2003

(2)	Each nominee has been nominated to serve for a three-year period or until their respective successors have been duly elected and qualified.

(3)	As of mailing date

Principal Occupation and Business Experience During Last Five Years of Director Nominees

Mr. Davis was owner and President of Palmetto Spinning Corporation, where he was employed from 1969 to 1995. Mr. Davis retired in 1995.

Mr. George has been General Manager of George Motor Company, an automobile dealership in Laurens, South Carolina, since 1964.

Mr. Glenn has been a partner with the law firm of Glenn, Haigler, McClain & Stathakis, LLP since 1992. From 1983 to 1992 he was a sole practitioner in Anderson, South Carolina.

Ms. Smith has been the Director of Annual Giving for Clemson University since 1986.

Principal Occupation and Business Experience During Last Five Years of Directors Continuing in Office

Mr. Patterson has served as Chairman of the Board and Chief Executive Officer of the Company since April 1990 and served as Chairman of the Board and Chief Executive Officer of The Palmetto Bank, a wholly-owned subsidiary of the Company, from March 1986 through January 2004. From 1982 to April 1994, he served as President of the Company. Mr. Patterson also served as Chairman and President of The Palmetto Bank from January 1978 to February 1986 and as President in 1977.

Mr. Wasson has been President and Chief Executive Officer of Laurens Electric Cooperative, Inc., a member-owned rural electric cooperative in Upstate South Carolina, since 1975.

Mr. Phillips has been Chief Executive Officer, President, and Owner of S.B. Phillips Company, Inc., an umbrella organization for several other businesses including Phillips Staffing Services, a temporary staffing agency in Greenville, South Carolina, since 1968. He has served as Chairman for S.B. Phillips Company, Inc. since 1999. Mr. Phillips also serves as a Director on the Boards of the South Carolina Chamber of Commerce, St. Francis Hospital Foundation, and Power Equipment Maintenance, Inc.

Mr. Moore, an investor since 1993, is the former President of Reeves Brothers, Inc., in Spartanburg, South Carolina.

Mr. Gramling has served as Vice President and Secretary of Gramling Brothers, Inc., a diversified orchard business, since 1965, and has been the President of Gramling Brothers, Inc. Real Estate, a real estate sales and development company in Gramling, South Carolina, since 1970.

Mr. Shoemaker has been a member with the law firm of Wyche, Burgess, Freeman and Parham, P.A., in Greenville, South Carolina, since 1965. Mr. Shoemaker also serves as a Director of Ryan’s Family Steak Houses, Inc. and Span-America Medical Systems, Inc.

Mr. Stringer has served as Chairman of the Board and Chief Executive Officer of The Palmetto Bank, a wholly-owned subsidiary of the Company since January 2004, served as President and Chief Operating Officer of the Company from April 1994 through January 2004, and served as President and Chief Operating Officer of The Palmetto Bank since March 1986. From April 1990 to April 1994, he served as Executive Vice President of the Company, and from 1982 to April 1990 he served as Vice President of the Company. Mr. Stringer also has served as Executive Vice President of The Palmetto Bank from May 1981 to February 1986, as Senior Vice President from July 1978 to April 1981, and as Vice President from January 1977 to June 1978. Mr. Stringer also serves as a Director of the South Carolina Board of Financial Institutions, as chairman of the South Carolina Bankers Employee Benefit Trust and serves on the administrative committee of the Community Bankers Council of the American Bankers Association.

Mr. Snead has been the owner and President of Snead Builders Supply Company, Inc., a Greenwood, South Carolina based family owned and operated building supply store, since 1981.

SHAREHOLDER PROPOSALS

A shareholder who wishes to present a proposal for inclusion in the proxy materials relating to the Company’s Annual Meeting of Shareholders to be held in 2005 should submit his or her proposal in writing on or before November 5, 2004, to the Secretary of the Company, 301 Hillcrest Drive, Laurens, South Carolina 29360. After that date, the proposal will not be considered timely. Shareholders submitting proposals for inclusion in the proxy statement and form of proxy must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, and all shareholders submitting proposals must comply with the Company requirements described below.

The Company requires timely advance written notice of shareholder nominations of Director candidates and of any other proposals to be presented at an annual meeting of shareholders. In the case of Director nominations by shareholders, the Company requires that a shareholder’s notice be delivered to the principal executive offices of Palmetto Bancshares, Inc. during the period of time from the 30th day to the 60th day prior to the annual meeting of shareholders at which Directors are to be elected, unless such requirement is expressly waived in advance of the meeting by formal action of the Board of Directors. In the case of other proposals by shareholders at an annual meeting, the Company requires that advance written notice be delivered to Palmetto Bancshares Inc.’s Secretary (at the address indicated above). To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of Palmetto Bancshares, Inc. between the 60th and 90th days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, such shareholder notice must be so delivered between the 60th and 90th days prior to such annual meeting or within 10 days following the day on which public announcement of the date of such meeting is first made by the Company.

OTHER MATTERS

The Board is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies. The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, Directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

FINANCIAL INFORMATION

A copy of the Annual Report to Shareholders and the Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2003, are being mailed to each shareholder of record as of the close of business on the Voting Record Date together with these proxy materials. The Annual Report on Form 10-K and the Annual Report to Shareholders are not a part of the corporation’s proxy soliciting material. The Company will provide without charge to any shareholder of record as of March 5, 2004, who so requests in writing, an additional copy of the Company’s Annual Report on Form 10-K (without exhibits), including financial statements and financial schedules, for the year ended December 31, 2003 filed with the Securities and Exchange Commission. Any such request should be directed to Palmetto Bancshares, Inc., Post Office Box 49, Laurens, South Carolina 29360, Attention: Corporate Secretary.

By Order of the Board of Directors,

TERESA M. CRABTREE

Corporate Secretary

Laurens, South Carolina

March 15, 2004

APPENDIX A

Palmetto Bancshares, Inc.

Charter of the Audit Committee of the Board of Directors

(as amended and approved on August 20, 2002)

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of Palmetto Bancshares, Inc.’s (“the Company’s”) financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Appoint, compensate, approve, and oversee the work of any registered public accounting firm employed by Palmetto Bancshares, Inc. for the purpose of preparing or issuing an audit report or related work, with each such registered public accounting firm reporting to the audit committee.

•	Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

•	Provide an avenue of communication among Palmetto Bancshares, Inc. employees, independent auditors, management, internal auditing department, and Board of Directors.

•	Report to the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of both the New York Stock Exchange(1) and The Sarbanes-Oxley Act of 2002. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors(2), free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and the regulatory requirements of the Company’s industry and be able to read and understand fundamental financial statements. Additionally, Palmetto Bancshares, Inc. shall disclose whether or not, and if not, the reasons therefore, the audit committee is comprised of at lease one member who is a financial expert, as such term is defined by the Commission under the Sarbanes-Oxley Act of 2002.

(1)	Since Palmetto Bancshares stock is not traded on any exchange, the Company elected to comply with the New York Stock Exchange’s definition of independence (Sections 303.01(B)(2)(a) and (3)) as allowed by the Securities and Exchange Commission guidelines when preparing this Charter. Subsequent to this election, The Sarbanes-Oxley Act was passed. Therefore, Palmetto Bancshares, Inc. will also take this legislation into account when in relates to Audit Committee member requirements.

(2)	Under The Sarbanes-Oxley Act of 2002, in order for a member of the audit committee of Palmetto Bancshares, Inc. to be independent, he or she may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

•	Accept any consulting, advisory, or other compensatory fee from Palmetto Bancshares, Inc.; or

•	Be an affiliated person of Palmetto Bancshares, Inc. or any subsidiary thereof.

APPA-1

Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.(3) In addition, the Committee, or at least its Chair, should communicate with management and/or the independent auditors quarterly to review the Company’s financial statements when there are any significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.	Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3.	In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses, including the status of previous recommendations.

4.	If there are any significant findings based upon the independent auditors limited review procedures, review with financial management and the independent auditors the company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9)(4). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent	Auditors

5.	The audit committee, in its capacity as a committee of the board of directors, shall be directly responsible for the appointment, compensation, and oversight of the work of any registered pubic accounting firm employed by Palmetto Bancshares, Inc. for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report to the audit committee. The Audit Committee shall review the independence and performance of the auditors and annually appoint the independent auditors or approve any discharge of auditors when circumstances warrant. Palmetto Bancshares, Inc. shall provide for appropriate funding, as deemed by the audit committee, in its capacity as a committee of the board of directors, for payment of compensation to the registered pubic accounting firm appointed for the purpose of rendering or issuing an audit report.

(3)	The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

(4)	If matters are identified during the interim review that would need to be communicated under SAS 61, the auditor must communicate them to the audit committee or be satisfied that they have been communicated to the audit committee by management.

APPA-2

6.	Approve in advance (in accordance with requirements in Section 202 of The Sarbanes-Oxley Act of 2002) the fees and other significant compensation to be paid to the independent auditors for auditing as well as non-audit services with the exception of those excluded through Section 201 of The Sarbanes-Oxley Act of 2002. Approval authorization may be delegated to one or more designated members of the Audit Committee who are independent directors of the board of directors.

7.	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

8.	Review the independent auditors audit plan—discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9.	Discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.(5)

10.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Internal	Audit Department and Legal Compliance

11.	Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed. The internal audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Committee.

12.	Review the appointment, performance, and replacement of the senior internal audit executive.

13.	Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

14.	On at least an annual basis review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other	Audit Committee Responsibilities

15.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.(6)

16.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

17.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

18.	Establish procedures for the receipt, retention, and treatment of complaints received by Palmetto Bancshares, Inc. regarding accounting, internal accounting controls, or auditing matters.

19.	Establish procedures for the receipt and treatment of confidential, anonymous submission by employees of Palmetto Bancshares, Inc. of concerns regarding questionable accounting or auditing matters.

(5)	Statement of Auditing Standards (SAS) No. 61 requires that auditors discuss certain matters with audit committees of all SEC engagements. The communication may be in writing or oral and may take place before or after the financial statements are issued. Items to be communicated include:

•	The auditor’s responsibility under Generally Accepted Auditing Standards (GAAS);
•	Significant accounting policies;
•	Management judgments and accounting estimates;

APPA-3

•	Significant audit adjustments;
•	Other information in documents containing audited financial statements;
•	Disagreements with management—including accounting principles, scope of audit, disclosures;
•	Consultation with other accountants by management;
•	Major issues discussed with management prior to retention; and
•	Difficulties encountered in performing the audit.

(6)	The SEC requires that the Audit Committee issue a report to shareholders stating whether they have:

•	Reviewed and discussed the audited financial statements with management;
•	Discussed with the independent auditors the matters required to be discussed by SAS 61; and
•	Received certain disclosures from the auditors regarding their independence as required by the ISB 1 and then include a statement if based on this review if the audit committee recommended to the board to include the audited financial statements in the annual report filed with the SEC.

APPA-4

PROXY

PALMETTO BANCSHARES, INC.

ANNUAL MEETING, APRIL 20, 2004

The undersigned shareholder of Palmetto Bancshares, Inc., hereby revoking all previous proxies, hereby appoints L. Leon Patterson and Teresa M. Crabtree and each of them, the attorneys of the undersigned, with power of substitution, to vote all stock of Palmetto Bancshares, Inc. standing in the name of the undersigned upon all matters at the Company’s Annual Meeting to be held at The Palmetto Bank, Corporate Center, 301 Hillcrest Drive, Laurens, South Carolina on Tuesday, April 20, 2004 at 3:00 p.m. and at any adjournments thereof, with all powers the undersigned would possess if personally present, and without limiting the general authorization and power hereby given, directs said above referenced attorneys or either of them to cast the undersigned’s vote as specified on this proxy card.

1.	ELECTION OF DIRECTORS FOR THE TERMS SPECIFIED BELOW:

☐ FOR ALL NOMINEES set forth below:	☐ WITHHOLD AUTHORITY to vote for all nominees below:

INSTRUCTION: To withhold authority to vote for any individual Nominee, strike a line through the Nominee’s name in the list below:

Terms to expire in 2007

W. Fred Davis, Jr.        David P. George, Jr.        Michael D. Glenn        Ann B. Smith

2.	AT THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PALMETTO BANCSHARES, INC. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL NOTED ABOVE.

Please sign this Proxy as your name or names appear hereon. If stock is held jointly, signature should appear for both names. When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting. If a corporation holds stock, please sign in full corporate name by authorized officer and give title of office.

Dated this          day of                     , 2004

Print Name (and title if appropriate)	Print Name (and title if appropriate)

Signature	Signature

PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU WISH, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING.